UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2019

(Exact name of registrant as specified in its charter)

Commission file number: 1-33741

Texas	38-3765318
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

P. O. Box 224866, Dallas, Texas 75222-4866	(214) 977-8222
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Common Stock, $.01 par value	AHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As reported by A. H. Belo Corporation (the “Company”) in its Form 12b-25 Notification of Late Filing with the Securities and Exchange Commission (“SEC”) on November 8, 2019 (the “Form 12b-25”), the Company was unable to file its Form 10-Q for the quarter ended September 30, 2019 (the “Third Quarter 2019 Form 10-Q”) within the prescribed time period.  The extension period provided under Rule 12b-25 expired on November 18, 2019.

On November 18, 2019, the Company informed the New York Stock Exchange (the “NYSE”) that it would be unable to timely file its Third Quarter 2019 Form 10-Q within the extension period provided by Rule 12b-25 for the reasons outlined under Item 4.02 below.  On November 19, 2019, the NYSE provided formal notice to the Company that it is not in compliance with the NYSE’s continued listing requirements under the timely filing criteria outlined in Section 802.01E of the NYSE Listed Company Manual as a result of the Company’s failure to timely file its Third Quarter 2019 Form 10-Q.

The NYSE informed the Company that, under the NYSE’s rules, the Company will have six months from the filing due date to file the Third Quarter Form 10-Q with the SEC.  The Company regains compliance with the NYSE continued listing requirements at any time before that date by filing such Form 10-Q with the SEC.  If the Company fails to file the Third Quarter 2019 Form 10-Q before the NYSE’s six-month compliance deadline, the NYSE may grant, at its sole discretion, an extension of up to six additional months for the Company to regain compliance, depending on the specific circumstances.

Item 4.02.    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)  As disclosed in its Current Report on Form 8-K filed on November 5, 2019, the Company determined to delay the filing of its Third Quarter 2019 Form 10-Q in order to (1) permit additional time to finalize the calculation of a non-cash impairment charge for goodwill and long-lived assets related to the marketing services reporting unit for the quarterly period, anticipated to be approximately $15 million-$19 million, and (2) evaluate the effectiveness of the Company’s internal control over financial reporting as of the end of the quarterly period.  On November 8, 2019, the Company filed its Form 12b-25 with the SEC.  The Company is unable to timely file its Third Quarter 2019 Form 10-Q within the extended time period ending November 18, 2019 for the reasons stated below.

On November 12, 2019, Grant Thornton LLP (“Grant Thornton”), the Company’s independent registered public accounting firm, informed the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) that in connection with an internal review commenced in August 2019 by Grant Thornton’s internal risk and quality control group, Grant Thornton is reviewing the Company’s 2018 audited financial statements to determine (1) whether a non-cash impairment charge for goodwill and long-lived assets associated with the Company’s marketing services segment should have been recorded during the Company’s 2018 fiscal year; (2) whether the Company’s methodology for calculation of the tax provision for 2018 was correctly applied; and (3) the effectiveness of the Company’s internal control over financial reporting as of December 31, 2018.  Such internal review also includes the effect of these matters on the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2019 and June 30, 2019 (collectively, the “First and Second Quarter 2019 Forms 10-Q”).  Grant Thornton informed the Company in early September 2019 that the Public Company Accounting Oversight Board (“PCAOB”) had selected the Company’s 2018 audit for review as part of the PCAOB’s annual review of Grant Thornton.

On November 16, 2019, the Company’s management, after conferring with Grant Thornton and members of the Audit Committee, concluded that (1) the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 (the “2018 Form 10-K”), as well as the consolidated financial statements contained in the First and Second Quarter 2019 Forms 10-Q, should no longer be relied upon; and (2) Management’s Report on Internal Control Over Financial Reporting and the Evaluation of Disclosure Controls and Procedures included in Item 9A of the 2018 Form 10-K and Grant Thornton’s opinion relating to the effectiveness of the Company’s internal control over financial reporting as of December 31, 2018 included in the 2018 Form 10-K, should no longer be relied upon, along with the conclusions relating to the Controls and Procedures included in Item 4 of the First and Second Quarter 2019 Forms 10-Q. As a result, the Company intends to amend the 2018 Form 10-K, as well as the First and Second Quarter 2019 Forms 10-Q to the extent required, to reflect (1) the appropriate timing of the non-cash impairment charge for goodwill and long-lived assets associated with the Company’s marketing services reporting unit; (2) the appropriate methodology for calculation of the valuation allowance within the tax provision for 2018; and (3) the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures as of the end of the impacted periods. The Company is currently evaluating the range of non-cash financial statement impact, however, the restated financial statements are not expected to result in any change to the Company’s revenues or consolidated statements of cash flows for the periods covered by the amended reports. The amendments will also describe the Company’s plans and efforts to strengthen its internal control over financial reporting.  Such conclusions will also affect the related disclosure to be contained in the Third Quarter 2019 Form 10-Q.

On November 20, 2019, the Company issued a press release announcing its receipt of the notice from the NYSE, the late filing of its Third Quarter 2019 Form 10-Q, and its plans to amend its Form 10-K for the fiscal year ended December 31, 2018 and its First and Second Quarter 2019 Forms 10-Q to the extent required, for the reasons indicated above.  A copy of that press release is attached to this Current Report as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by A. H. Belo Corporation on November 20, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

A. H. BELO CORPORATION

Date:	November 20, 2019	By:	/s/ Katy Murray
Katy Murray
Senior Vice President/Chief Financial Officer

EXHIBIT INDEX

Exhibit No. 99.1  Press Release issued by A. H. Belo Corporation on November 20, 2019